Commitments and contingencies	12 Months Ended
Dec. 31, 2015
Commitments and contingencies [Abstract]
Commitments and contingencies
26.	Commitments and contingencies

(a)	Operating lease commitments

The Group leases facilities in the PRC under non-cancellable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases.

Total office rental expenses under all operating leases were RMB19,423, RMB28,144 and RMB53,674 for the years ended December 31, 2013, 2014 and 2015, respectively.

As of December 31, 2015, future minimum payments under non-cancellable operating leases consist of the following:

Office rental
RMB

2016	40,495
2017	32,247
2018	19,567
2019 and after	1,209
93,518

(b)	Capital commitment

As of December 31, 2015, the Group had outstanding capital commitments totaling RMB55,784, which consisted of capital expenditures of a land use right.

(c)	Litigation

In October 2014, Guangzhou NetEase Computer System Co., Ltd. (“NetEase”) brought a copyright infringement claim against the Group in the Intermediate People's Court of Guangzhou, alleging that the Group's live game broadcasting program has infringed the copyright of one of their online games called Fantasy Westward Journey. The claimant is seeking RMB100 million for their potential damages, requesting YY to cease the copyright infringement practices and apologize publicly. This case is still in early stage and the Group is not able to make a reliable estimate of the potential loss, if any, at this stage.